SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

HEALTH MANAGEMENT ASSOCIATES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 05/13/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice, Proxy Statement, Form of Proxy and Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting copies.

To facilitate timely delivery, please make the request as instructed below on or before 04/23/08.

To request material:     Internet: www.proxyvote.com     Telephone: 1-800-579-1639     **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail, please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

HEALTH MANAGEMENT ASSOCIATES, INC. 5811 PELICAN BAY BLVD. SUITE 500 NAPLES, FL 34108-2710	HEALTH MANAGEMENT ASSOCIATES, INC.
Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location

The Annual Meeting for holders as of 03/17/08

is to be held on 05/13/08 at 1:30 P.M.

at:	Ritz-Carlton Golf Resort Naples

2600 Tiburon Drive

Naples, FL 34109

For directions to the Annual Meeting, please visit:

http://www.ritzcarlton.com/en/Properties/NaplesGolf/Information/Directions/Default.htm

Voting items
The Board of Directors recommends a vote FOR the nominees named under proposal 1 and FOR proposals 2 and 3.

1.	Election of Directors

01)	William J. Schoen	06)	William E. Mayberry, M.D.
02)	Burke W. Whitman	07)	Vicki A. O’Meara
03)	Kent P. Dauten	08)	William C. Steere, Jr.
04)	Donald E. Kiernan	09)	Randolph W. Westerfield, Ph.D.
05)	Robert A. Knox

2.	To approve a proposal to amend and restate the Health Management Associates, Inc. 1996 Executive Incentive Compensation Plan.

3.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2008.

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.